                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 4, 2006
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                               THE LGL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

           Indiana                     1-106                     38-1799862
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

140 Greenwich Avenue, 4th Floor, Greenwich, CT                           06830
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   (Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

         Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective   September  29,  2006,  by  letter  agreement  (the  "Letter
Agreement"), Lynch Systems, Inc. ("Lynch Systems"), a wholly-owned subsidiary of
The LGL Group,  Inc. (the  "Company"),  extended its loan  agreement with Branch
Banking & Trust Co. ("BB&T").  The Letter  Agreement,  dated October 4, 2006, by and between BB&T and Lynch Systems, extended the due date of the loan to January
29, 2007 and reduced the maximum principal amount of the loan to $2 million. The
Company also signed a Guaranty  Agreement,  dated  September  29,  2006,  by and between Branch Banking & Trust Co. and Lynch Systems,  Inc.  guaranteeing all of the obligations of Lynch Systems to BB&T.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

   (d) Exhibits.

         10.1     Letter Agreement, dated October 4, 2006, by and between Branch
                  Banking & Trust Co. and Lynch Systems, Inc.
         10.2     Guaranty  Agreement,  dated September 29, 2006, by and between
                  Branch Banking & Trust Co. and Lynch Systems, Inc.

                                    SIGNATURE
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE LGL GROUP, INC.

                                       By: /s/ John C. Ferrara
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                                           John C. Ferrara
                                           President and Chief Executive Officer

October 10, 2006